For period ending August 31, 1996       Attachment 77C
File Number 811-4180


		       PaineWebber Olympus Fund - Growth Fund


A special meeting of shareholders was held on April 15, 1996, at which the following proposals were approved:




To vote for or against the following changes to the Fund's fundamental investment restrictions and policies (the enumeration below follows that used in the related proxy statement):
					     Shares Voted  Shares Voted Shares
						  For        Against    Abstain
1.  Modification of Fundamental Restriction on
Portfolio Diversification for Diversified
Funds                                          8,099,595    111,418   561,747
2.  Modification of Fundamental Restriction on
Concentration                                  8,093,778    114,054   564,928
3.  Modification of Fundamental Restriction on
Senior Securities and Borrowing                8,093,778    114,054   564,928
4.  Modification of Fundamental Restriction on
Making Loans                                   8,093,778    114,054   564,928
5.  Modification of Fundamental Restriction on
Underwriting Securities                        8,093,778    114,054   564,928
6.  Modification of Fundamental Restriction on
Real Estate Investments                        8,093,778    114,054   564,928
7.  Modification of Fundamental Restriction on
Investing in Commodities                       8,093,778    114,054   564,928
8.  Elimination of Fundamental Restriction on
Margin Transactions                            8,093,778    114,054   564,928
9.  Elimination of Fundamental Restriction on
Short Sales                                    8,093,778    114,054   564,928
10. Elimination of Fundamental Restiction on
Investments in Oil, Gas and Mineral Leases
and Programs                                   8,093,778    114,054   564,928
11. Elimination of Fundamental Restriction on
Investments in other Investment Companies      8,093,778    114,054   564,928

In addition to the item noted above, the Fund's shareholders elected board members. Pursuant to Instruction 2 of Sub-Item 77C of Form N-SAR, it is not necessary to provide in this exhibit details concerning shareholder action on this proposal since there were no solicitations in opposition to the registrant's nominees and all of the nominees were elected.

A more complete description of the proposal referred to above is hereby incorporated by reference to the Fund's proxy materials dated
February 28, 1996 relating to the Special Meeting of Shareholders.  These
Schedule 14A materials were filed with the Securities and Exchange Commission via EDGAR on February 28, 1996; the accession code number was 0000950112-96-000634.


For period ending June 30, 1996                    Attachment 77D
File Number 811-4180




      PaineWebber Growth Fund eliminated its $300 million capitalization floor on equity investments.



	Attachment 77O
FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  MSC Industrial

2.      Date of Purchase:  12/15/95

3.      Date offering commenced:  12/15/95

4.      Underwriters from whom purchased:  Donaldson Lufkin

5.      "Affiliated Underwriter" managing or participating in syndicate:
	 PaineWebber

6.      Aggregate principal amount of purchase:  $76,000

7.      Aggregate principal amount of offering:  $133,000,000

8.      Purchase price (net of fees and expenses):  $19

9.      Initial public offering price:  $19

10.     Commission, spread or profit:   %     $.74

11.     Have the following conditions been satisfied?                YES     NO
a.    The securities are part of an issue registered under the
      Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
      of the Securities Exchange Act of 1934.                          X
b.    The securities were purchased  prior to the end of the first full  business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day
      preceding the  day  on which the offering terminated.            X
c.    The underwriting was a firm commitment underwriting.             X
d.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
      similar securities during the same period.                       X
e.    (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
      have been in continuous operation for not less than three
      years.                                                           X

      (2)   If securities are municipal  securities,  the issue
      of securities has received an  investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the  revenues from which the issue  is to be paid shall have been in  continuous
      operation for less than  three years (including any
      predecessor), the issue has  received one of the three
      highest ratings from at least one such rating organization.     N/A
f.    The amount of such securities purchased by all of the
      investment companies advised by Mitchell Hutchins did not
      exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the
      offering.                                                        X
g.    The purchase price was less than 3% of the Fund's total assets.  X
h.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
      Underwriter.                                                     X

      Approved: Ellen R. Harris               Date:  12/18/95

	     Attachment 77O
FORM 10f-3        FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.  Issuer:  Metstools (MTLS)

2.  Date of Purchase:  12/12/95

3.  Date offering commenced:  12/12/95

4.  Underwriters from whom purchased:  Alex Brown

5.  "Affiliated Underwriter" managing or participating in syndicate:
     PaineWebber

6.   Aggregate principal amount of purchase:  $72,000

7.   Aggregate principal amount of offering:  $54,000,000

8.   Purchase price (net of fees and expenses):  $18

9.   Initial public offering price:  $18

10.  Commission, spread or profit:   %     $.74

11.     Have the following conditions been satisfied?                YES     NO
a.    The securities are part of an issue registered under the
      Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
      of the Securities Exchange Act of 1934.                          X
b.    The securities were purchased  prior to the end of the first full  business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day
      preceding the  day  on which the offering terminated.            X
c.    The underwriting was a firm commitment underwriting.             X
d.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
      similar securities during the same period.                       X
e.    (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
      have been in continuous operation for not less than three
      years.                                                           X

      (2)   If securities are municipal  securities,  the issue
      of securities has received an  investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the  revenues from which the issue  is to be paid shall have been in  continuous
      operation for less than  three years (including any
      predecessor), the issue has  received one of the three
      highest ratings from at least one such rating organization.     N/A
f.    The amount of such securities purchased by all of the
      investment companies advised by Mitchell Hutchins did not
      exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the
      offering.                                                        X
g.    The purchase price was less than 3% of the Fund's total assets.  X
h.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
      Underwriter.                                                     X

      Approved: Ellen R. Harris               Date:  12/18/95
11.     Have the following conditions been satisfied?






	  Attachment 77O
FORM 10f-3        FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.     Issuer:  Norwood Promotional Products

2.     Date of Purchase:  12/14/95

3.     Date offering commenced:  12/14/95

4.     Underwriters from whom purchased:  Allen & Co.

5.    "Affiliated Underwriter" managing or participating in syndicate:
       PaineWebber

6.     Aggregate principal amount of purchase:  $850,000

7.     Aggregate principal amount of offering:  $46,750,000

8.     Purchase price (net of fees and expenses):  $17

9.     Initial public offering price:  $17

10.     Commission, spread or profit:   %     $.60

11.     Have the following conditions been satisfied?                YES     NO
a.    The securities are part of an issue registered under the
      Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
      of the Securities Exchange Act of 1934.                          X
b.    The securities were purchased  prior to the end of the first full  business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day
      preceding the  day  on which the offering terminated.            X
c.    The underwriting was a firm commitment underwriting.             X
d.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
      similar securities during the same period.                       X
e.    (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
      have been in continuous operation for not less than three
      years.                                                           X

      (2)   If securities are municipal  securities,  the issue
      of securities has received an  investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the  revenues from which the issue  is to be paid shall have been in  continuous
      operation for less than  three years (including any
      predecessor), the issue has  received one of the three
      highest ratings from at least one such rating organization.     N/A
f.    The amount of such securities purchased by all of the
      investment companies advised by Mitchell Hutchins did not
      exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the
      offering.                                                        X
g.    The purchase price was less than 3% of the Fund's total assets.  X
h.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
      Underwriter.                                                     X

      Approved: Ellen R. Harris               Date:  12/18/95



	  Attachment 77O
FORM 10f-3        FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Waters Corp.

2.      Date of Purchase:  11/16/95

3.      Date offering commenced:  11/16/95

4.      Underwriters from whom purchased:  Merrill Lynch

5.     "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:  $2,100,000

7.      Aggregate principal amount of offering:  $163,500,000

8.      Purchase price (net of fees and expenses):  $15

9.      Initial public offering price:  $15

10.     Commission, spread or profit:   %      $.52

11.     Have the following conditions been satisfied?                YES     NO
a.    The securities are part of an issue registered under the
      Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
      of the Securities Exchange Act of 1934.                          X
b.    The securities were purchased  prior to the end of the first full  business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day
      preceding the  day  on which the offering terminated.            X
c.    The underwriting was a firm commitment underwriting.             X
d.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
      similar securities during the same period.                       X
e.    (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
      have been in continuous operation for not less than three
      years.                                                           X

      (2)   If securities are municipal  securities,  the issue
      of securities has received an  investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the  revenues from which the issue  is to be paid shall have been in  continuous
      operation for less than  three years (including any
      predecessor), the issue has  received one of the three
      highest ratings from at least one such rating organization.     N/A
f.    The amount of such securities purchased by all of the
      investment companies advised by Mitchell Hutchins did not
      exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the
      offering.                                                        X
g.    The purchase price was less than 3% of the Fund's total assets.  X
h.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
      Underwriter.                                                     X

      Approved: Ellen R. Harris               Date:  12/18/95


	  Attachment 77O
FORM 10f-3        FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.     Issuer:  United Int'l Holdings - Class A

2.     Date of Purchase:  11/17/95

3.     Date offering commenced:  11/17/95

4.     Underwriters from whom purchased:  Smith Barney & Hanifan Inloft

5.    "Affiliated Underwriter" managing or participating in syndicate:
       PaineWebber

6.     Aggregate principal amount of purchase:  $382,500

7.     Aggregate principal amount of offering:  $57,375,000

8.     Purchase price (net of fees and expenses):  $12.75

9.     Initial public offering price:  $12.75

10.    Commission, spread or profit:   %      $.38

11.     Have the following conditions been satisfied?                YES     NO
a.    The securities are part of an issue registered under the
      Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
      of the Securities Exchange Act of 1934.                          X
b.    The securities were purchased  prior to the end of the first full  business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day
      preceding the  day  on which the offering terminated.            X
c.    The underwriting was a firm commitment underwriting.             X
d.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
      similar securities during the same period.                       X
e.    (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
      have been in continuous operation for not less than three
      years.                                                           X

      (2)   If securities are municipal  securities,  the issue
      of securities has received an  investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the  revenues from which the issue  is to be paid shall have been in  continuous
      operation for less than  three years (including any
      predecessor), the issue has  received one of the three
      highest ratings from at least one such rating organization.     N/A
f.    The amount of such securities purchased by all of the
      investment companies advised by Mitchell Hutchins did not
      exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the
      offering.                                                        X
g.    The purchase price was less than 3% of the Fund's total assets.  X
h.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
      Underwriter.                                                     X

      Approved: Ellen R. Harris               Date:  12/18/95


	Attachment 77O
FORM 10f-3        FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.     Issuer:  Estee Lauder

2.     Date of Purchase:  11/16/95

3.     Date offering commenced:  11/16/95

4.     Underwriters from whom purchased:  Goldman Sachs

5.    "Affiliated Underwriter" managing or participating in syndicate:
       PaineWebber

6.     Aggregate principal amount of purchase:  $156,000

7.     Aggregate principal amount of offering:  $395,200,000

8.     Purchase price (net of fees and expenses):  $26

9.     Initial public offering price:  $26

10.    Commission, spread or profit:   %      $.85

11.     Have the following conditions been satisfied?                YES     NO
a.    The securities are part of an issue registered under the
      Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
      of the Securities Exchange Act of 1934.                          X
b.    The securities were purchased  prior to the end of the first full  business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day
      preceding the  day  on which the offering terminated.            X
c.    The underwriting was a firm commitment underwriting.             X
d.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
      similar securities during the same period.                       X
e.    (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
      have been in continuous operation for not less than three
      years.                                                           X

      (2)   If securities are municipal  securities,  the issue
      of securities has received an  investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the  revenues from which the issue  is to be paid shall have been in  continuous
      operation for less than  three years (including any
      predecessor), the issue has  received one of the three
      highest ratings from at least one such rating organization.     N/A
f.    The amount of such securities purchased by all of the
      investment companies advised by Mitchell Hutchins did not
      exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the
      offering.                                                        X
g.    The purchase price was less than 3% of the Fund's total assets.  X
h.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
      Underwriter.                                                     X

      Approved: Ellen R. Harris               Date:  12/18/95


	Attachment 77O
FORM 10f-3        FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.     Issuer:  Mossimo

2.     Date of Purchase: 2/22/96

3.     Date offering commenced:  2/22/96

4.     Underwriters from whom purchased:  Merrill Lynch

5.    "Affiliated Underwriter" managing or participating in syndicate:
       PaineWebber

6.     Aggregate principal amount of purchase:  $72,000

7.     Aggregate principal amount of offering:  $72,000,000

8.     Purchase price (net of fees and expenses):  $18

9.     Initial public offering price:  $18

10.    Commission, spread or profit:   %      $.74

11.     Have the following conditions been satisfied?                YES     NO
a.    The securities are part of an issue registered under the
      Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
      of the Securities Exchange Act of 1934.                          X
b.    The securities were purchased  prior to the end of the first full  business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day
      preceding the  day  on which the offering terminated.            X
c.    The underwriting was a firm commitment underwriting.             X
d.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
      similar securities during the same period.                       X
e.    (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
      have been in continuous operation for not less than three
      years.                                                           X

      (2)   If securities are municipal  securities,  the issue
      of securities has received an  investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the  revenues from which the issue  is to be paid shall have been in  continuous
      operation for less than  three years (including any
      predecessor), the issue has  received one of the three
      highest ratings from at least one such rating organization.     N/A
f.    The amount of such securities purchased by all of the
      investment companies advised by Mitchell Hutchins did not
      exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the
      offering.                                                        X
g.    The purchase price was less than 3% of the Fund's total assets.  X
h.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
      Underwriter.                                                     X

      Approved: Ellen R. Harris               Date:  12/18/95





	Attachment 77O
FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.     Issuer:  Trident

2.     Date of Purchase:  2/26/96

3.     Date offering commenced:  2/26/96

4.     Underwriters from whom purchased:  Prudential Securities

5.    "Affiliated Underwriter" managing or participating in syndicate:
       PaineWebber

6.     Aggregate principal amount of purchase:  $56,000

7.     Aggregate principal amount of offering:  $48,000,000

8.     Purchase price (net of fees and expenses):  $16

9.     Initial public offering price:  $16

10.    Commission, spread or profit:   %      $.66

11.     Have the following conditions been satisfied?                YES     NO
a.    The securities are part of an issue registered under the
      Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
      of the Securities Exchange Act of 1934.                          X
b.    The securities were purchased  prior to the end of the first full  business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day
      preceding the  day  on which the offering terminated.            X
c.    The underwriting was a firm commitment underwriting.             X
d.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
      similar securities during the same period.                       X
e.    (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
      have been in continuous operation for not less than three
      years.                                                           X

      (2)   If securities are municipal  securities,  the issue
      of securities has received an  investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the  revenues from which the issue  is to be paid shall have been in  continuous
      operation for less than  three years (including any
      predecessor), the issue has  received one of the three
      highest ratings from at least one such rating organization.     N/A
f.    The amount of such securities purchased by all of the
      investment companies advised by Mitchell Hutchins did not
      exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the
      offering.                                                        X
g.    The purchase price was less than 3% of the Fund's total assets.  X
h.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
      Underwriter.                                                     X

      Approved: Ellen R. Harris               Date:  12/18/95


	Attachment 77O
FORM 10f-3        FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.     Issuer:  Berg Electronics

2.     Date of Purchase:  3/1/96

3.     Date offering commenced: 3/1/96

4.     Underwriters from whom purchased:

5.    "Affiliated Underwriter" managing or participating in syndicate:
       PaineWebber

6.     Aggregate principal amount of purchase:  $168,000

7.     Aggregate principal amount of offering:  $136,500,000

8.     Purchase price (net of fees and expenses):  $21

9.     Initial public offering price:  $21

10.    Commission, spread or profit:   %      $.80

11.     Have the following conditions been satisfied?                YES     NO
a.    The securities are part of an issue registered under the
      Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
      of the Securities Exchange Act of 1934.                          X
b.    The securities were purchased  prior to the end of the first full  business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day
      preceding the  day  on which the offering terminated.            X
c.    The underwriting was a firm commitment underwriting.             X
d.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
      similar securities during the same period.                       X
e.    (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
      have been in continuous operation for not less than three
      years.                                                           X

      (2)   If securities are municipal  securities,  the issue
      of securities has received an  investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the  revenues from which the issue  is to be paid shall have been in  continuous
      operation for less than  three years (including any
      predecessor), the issue has  received one of the three
      highest ratings from at least one such rating organization.     N/A
f.    The amount of such securities purchased by all of the
      investment companies advised by Mitchell Hutchins did not
      exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the
      offering.                                                        X
g.    The purchase price was less than 3% of the Fund's total assets.  X
h.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
      Underwriter.                                                     X

      Approved: Ellen R. Harris               Date:  12/18/95


	Attachment 77O
FORM 10f-3        FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.     Issuer:  Superior Services

2.     Date of Purchase:  3/8/96

3.     Date offering commenced:  3/8/96

4.     Underwriters from whom purchased:  Alex Brown

5.    "Affiliated Underwriter" managing or participating in syndicate:
       PaineWebber

6.     Aggregate principal amount of purchase:  $57,500

7.     Aggregate principal amount of offering:  $40,825,000

8.     Purchase price (net of fees and expenses):  $11.50

9.     Initial public offering price:  $11.50

10.    Commission, spread or profit:   %      $.46

11.     Have the following conditions been satisfied?                YES     NO
a.    The securities are part of an issue registered under the
      Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
      of the Securities Exchange Act of 1934.                          X
b.    The securities were purchased  prior to the end of the first full  business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day
      preceding the  day  on which the offering terminated.            X
c.    The underwriting was a firm commitment underwriting.             X
d.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
      similar securities during the same period.                       X
e.    (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
      have been in continuous operation for not less than three
      years.                                                           X

      (2)   If securities are municipal  securities,  the issue
      of securities has received an  investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the  revenues from which the issue  is to be paid shall have been in  continuous
      operation for less than  three years (including any
      predecessor), the issue has  received one of the three
      highest ratings from at least one such rating organization.     N/A
f.    The amount of such securities purchased by all of the
      investment companies advised by Mitchell Hutchins did not
      exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the
      offering.                                                        X
g.    The purchase price was less than 3% of the Fund's total assets.  X
h.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
      Underwriter.                                                     X

      Approved: Ellen R. Harris               Date:  12/18/95


	Attachment 77O
FORM 10f-3        FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.     Issuer:  Sterling Commerce

2.     Date of Purchase:  3/8/96

3.     Date offering commenced:  3/8/96

4.     Underwriters from whom purchased:  Alex Brown

5.    "Affiliated Underwriter" managing or participating in syndicate:
       PaineWebber

6.     Aggregate principal amount of purchase:  $240,000

7.     Aggregate principal amount of offering:  $288,000,000

8.     Purchase price (net of fees and expenses):  $24

9.     Initial public offering price:  $24

10.    Commission, spread or profit:   %      $.80

11.     Have the following conditions been satisfied?                YES     NO
a.    The securities are part of an issue registered under the
      Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
      of the Securities Exchange Act of 1934.                          X
b.    The securities were purchased  prior to the end of the first full  business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day
      preceding the  day  on which the offering terminated.            X
c.    The underwriting was a firm commitment underwriting.             X
d.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
      similar securities during the same period.                       X
e.    (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
      have been in continuous operation for not less than three
      years.                                                           X

      (2)   If securities are municipal  securities,  the issue
      of securities has received an  investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the  revenues from which the issue  is to be paid shall have been in  continuous
      operation for less than  three years (including any
      predecessor), the issue has  received one of the three
      highest ratings from at least one such rating organization.     N/A
f.    The amount of such securities purchased by all of the
      investment companies advised by Mitchell Hutchins did not
      exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the
      offering.                                                        X
g.    The purchase price was less than 3% of the Fund's total assets.  X
h.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
      Underwriter.                                                     X

      Approved: Ellen R. Harris               Date:  12/18/95


	Attachment 77O
FORM 10f-3       FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.     Issuer:  Xeikon N.V. ADR

2.     Date of Purchase:  3/19/96

3.     Date offering commenced:  3/19/96

4.     Underwriters from whom purchased:  Alex Brown

5.    "Affiliated Underwriter" managing or participating in syndicate:
       PaineWebber

6.     Aggregate principal amount of purchase:  $120,000

7.     Aggregate principal amount of offering:  $96,000,000

8.     Purchase price (net of fees and expenses):  $15

9.     Initial public offering price:  $15

10.    Commission, spread or profit:   %      $.60

11.     Have the following conditions been satisfied?                YES     NO
a.    The securities are part of an issue registered under the
      Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
      of the Securities Exchange Act of 1934.                          X
b.    The securities were purchased  prior to the end of the first full  business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day
      preceding the  day  on which the offering terminated.            X
c.    The underwriting was a firm commitment underwriting.             X
d.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
      similar securities during the same period.                       X
e.    (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
      have been in continuous operation for not less than three
      years.                                                           X
7
      (2)   If securities are municipal  securities,  the issue
      of securities has received an  investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the  revenues from which the issue  is to be paid shall have been in  continuous
      operation for less than  three years (including any
      predecessor), the issue has  received one of the three
      highest ratings from at least one such rating organization.     N/A
f.    The amount of such securities purchased by all of the
      investment companies advised by Mitchell Hutchins did not
      exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the
      offering.                                                        X
g.    The purchase price was less than 3% of the Fund's total assets.  X
h.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
      Underwriter.                                                     X

      Approved: Ellen R. Harris               Date:  12/18/95


	Attachment 77O
FORM 10f-3        FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.     Issuer:  Gucci Group N.V.

2.     Date of Purchase: 3/28/96

3.     Date offering commenced: 3/28/96

4.     Underwriters from whom purchased:  Morgan Stanley

5.    "Affiliated Underwriter" managing or participating in syndicate:
       PaineWebber

6.     Aggregate principal amount of purchase:  $1,920,000

7.     Aggregate principal amount of offering:  $1,267,200,000

8.     Purchase price (net of fees and expenses):  $48

9.     Initial public offering price:  $48

10.    Commission, spread or profit:   %      $.98

11.     Have the following conditions been satisfied?                YES     NO
a.    The securities are part of an issue registered under the
      Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
      of the Securities Exchange Act of 1934.                          X
b.    The securities were purchased  prior to the end of the first full  business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day
      preceding the  day  on which the offering terminated.            X
c.    The underwriting was a firm commitment underwriting.             X
d.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
      similar securities during the same period.                       X
e.    (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
      have been in continuous operation for not less than three
      years.                                                           X

      (2)   If securities are municipal  securities,  the issue
      of securities has received an  investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the  revenues from which the issue  is to be paid shall have been in  continuous
      operation for less than  three years (including any
      predecessor), the issue has  received one of the three
      highest ratings from at least one such rating organization.     N/A
f.    The amount of such securities purchased by all of the
      investment companies advised by Mitchell Hutchins did not
      exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the
      offering.                                                        X
g.    The purchase price was less than 3% of the Fund's total assets.  X
h.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
      Underwriter.                                                     X

      Approved: Ellen R. Harris               Date:  12/18/95


	Attachment 77O
FORM 10f-3        FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.     Issuer:  Lucent

2.     Date of Purchase: 4/3/96

3.     Date offering commenced: 4/3/96

4.     Underwriters from whom purchased:  Morgan Stanley

5.    "Affiliated Underwriter" managing or participating in syndicate:
       PaineWebber

6.     Aggregate principal amount of purchase:  $675,000

7.     Aggregate principal amount of offering:  $3,024,000,000

8.     Purchase price (net of fees and expenses):  $27

9.     Initial public offering price:  $27

10.    Commission, spread or profit:   %      $.65

11.     Have the following conditions been satisfied?                YES     NO
a.    The securities are part of an issue registered under the
      Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
      of the Securities Exchange Act of 1934.                          X
b.    The securities were purchased  prior to the end of the first full  business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day
      preceding the  day  on which the offering terminated.            X
c.    The underwriting was a firm commitment underwriting.             X
d.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
      similar securities during the same period.                       X
e.    (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
      have been in continuous operation for not less than three
      years.                                                           X

      (2)   If securities are municipal  securities,  the issue
      of securities has received an  investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the  revenues from which the issue  is to be paid shall have been in  continuous
      operation for less than  three years (including any
      predecessor), the issue has  received one of the three
      highest ratings from at least one such rating organization.     N/A
f.    The amount of such securities purchased by all of the
      investment companies advised by Mitchell Hutchins did not
      exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the
      offering.                                                        X
g.    The purchase price was less than 3% of the Fund's total assets.  X
h.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
      Underwriter.                                                     X

      Approved: Ellen R. Harris               Date:  12/18/95